Biodel Corporate Presentation October 2014

Corporate Presentation September 2013 1 Forward Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forward - looking statements include statements about future activities related to the clinical development plans for Biodel’s product candidates, including the potential timing, design and outcomes of clinical trials and Biodel’s ability to develop and commercialize its product candidates . Forward - looking statements represent Biodel’s management's judgment regarding future events . All statements, other than statements of historical facts, including statements regarding Biodel’s strategy, future operations, future clinical trial results, future financial position, future revenues, projected costs, prospects, plans and objectives of management are forward - looking statements . The words "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words . Biodel’s forward - looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in the forward - looking statements, including, but not limited to, the progress, timing or success of Biodel’s research and development and clinical programs for Biodel’s product candidates ; Biodel’s ability to conduct the development work necessary to finalize the formulation and design of Biodel’s dual - chamber glucagon rescue product candidate, as well as the preclinical studies, clinical trials and manufacturing activities necessary to support the filing of a new drug application, or NDA, to the U . S . Food and Drug Administration, or FDA, for that product candidate ; Biodel’s ability to engage a strategic partner in the further development of Biodel’s prandial ultra - rapid - acting insulin formulations, including BIOD - 123 , which uses regular human insulin, or RHI, as the active pharmaceutical ingredient, and Biodel’s insulin analog - based formulations ; the success of Biodel’s formulation development work to improve the stability of Biodel’s newer ultra - rapid - acting insulin analog - based formulations while maintaining the pharmacokinetic and injection site toleration characteristics associated with earlier formulations ; the results of Biodel’s real - time stability programs for Biodel’s RHI - , insulin analog - and glucagon - based product candidates, including the reproducibility of earlier, smaller scale, stability studies and Biodel’s ability to accurately project long term stability on the basis of accelerated testing ; Biodel’s ability to secure approval by the FDA for Biodel’s product candidates under Section 505 (b)(2) of the Federal Food, Drug and Cosmetic Act, or Biodel’s ability to commercialize its product candidates on its own ; Biodel’s ability to enforce Biodel’s patents for Biodel’s product candidates and Biodel’s ability to secure additional patents for Biodel’s product candidates ; and other factors identified in Biodel’s most recent report on Form 10 - Q for the first fiscal quarter ended December 31 , 2013 . Biodel disclaims any obligation to update any forward - looking statements as a result of events occurring after the date of this presentation .

Corporate Presentation September 2013 2 ■ Focused on large and growing diabetes markets ■ Premium priced product opportunities with long patent life ■ Innovation through formulation and device technology development ■ Optimize PK, PD and stability of approved therapeutics ■ Rapid development through 505(b)(2) regulatory process ■ Multiple programs with near term upside ■ Diversified and de - risked portfolio Company Overview ■ ~35 employees based in Danbury, CT ■ $24.5 MM in cash and equivalents as of June 30, 2014 ■ 23,440,800 shares common stock outstanding ■ Equity Line for up to $15MM; ATM Facility for up to $14MM Strategy, Technology and Pipeline Resources

Corporate Presentation September 2013 3 Biodel Pipeline: A Diversified and De - Risked Portfolio Research Preclinical Phase 1 Phase 2 Ph 3/ Pivotal NDA Target Glucagon Program GEM for Rescue N/A POC 4Q14 2H15 4Q15/1H16 UniJect TM for Rescue Artificial Pancreas - SBIR Ultra - Rapid - Acting Prandial /Basal Combo Insulin Program BIOD - 531 (RHI - Based Formulation) Artificial Pancreas - SBIR Partnering Opportunities Ultra - Rapid - Acting Prandial Insulin Program BIOD - 123 (RHI - Based Formulation) Ph 3 Ready BIOD - 250 ( Lispro - Based Formulation) Lispro - Based Candidates

Corporate Presentation September 2013 4 Portfolio Strategy To Maximize Shareholder Value $$$ Develop to Proof of Concept to Maximize Partnering Value Likely Greater ROI if Biodel Commercializes in Defined Markets $ $$$ Commercialization Investment Glucagon UniJect TM Prandial URAI (BIOD - 123, analogs) BIOD - 531 (Mix Segment) BIOD - 531 (Insulin Resistant Segment) Development Investment to NDA Glucagon Auto - Reconstitution

Corporate Presentation September 2013 5 Portfolio Strategy To Maximize Shareholder Value $$$ Develop to Proof of Concept to Maximize Partnering Value $ $$$ Commercialization Investment Glucagon UniJect TM Prandial URAI (BIOD - 123, analogs) BIOD - 531 (Mix Segment) BIOD - 531 (Insulin Resistant Segment) Development Investment to NDA Glucagon Auto - Reconstitution Likely Greater ROI if Biodel Commercializes in Defined Markets

Corporate Presentation September 2013 6 Glucagon for Severe Hypoglycemia ■ Marketed glucagon is unstable as a liquid and must be stored as a lyophilized cake requiring seven or more steps for administration ■ Requisite care giver training and “fear factor” are the largest barriers ■ Needlestick protection ■ Complexity limits ambulance use ■ $130 MM in US ■ Current Products: Glucagon Emergency Rescue Kit; GlucaGen ® HypoKit™ ■ Market is severely under - penetrated Market Opportunity Unmet Need

Corporate Presentation September 2013 7 Current Glucagon Limitations ■ Seven or more steps required for reconstitution and administration ■ Difficult care giver training required ■ Risk of dosing error ■ Needle exposure ■ Complexity results in underuse of glucagon as a rescue treatment ■ Only 10% to 20% of high - risk patients currently have an unexpired glucagon kit ■ 100,000 - 200,000 hospitalizations per year estimated due to severe hypoglycemia Currently Available Kits and Instructions

Corporate Presentation September 2013 8 Glucagon Emergency Rescue: Two Planned Devices Auto Reconstitution GEM (Adult and Pediatric with needle stick protection) Ultra Portable UniJect TM (Adult and Pediatric)

Corporate Presentation September 2013 9 Glucagon Emergency Rescue: Two Planned Devices Auto Reconstitution Glucagon Emergency Management (GEM) (Adult and Pediatric with needle stick protection) ▪ Institutional usage ▪ Ambulance ▪ Long Term Care ▪ Hospitals ▪ Comparable in size to EpiPen ® ▪ Easy to use ▪ Needle stick protection (critical to take share) Ultra Portable UniJect TM (Adult and Pediatric) ▪ Target retail ▪ Very small, easy to carry, low profile device ▪ Device exclusively licensed from BD for use with glucagon ▪ Low cost structure enables multipack concept (3 - 4 per box) ▪ 24 - month refrigerated dating for multipack ▪ 3 - 4 months room temperature “in - use” for each device ▪ Replace every 3 - 4 months

Corporate Presentation September 2013 10 Biodel’s Room Temperature Intuitive Portable GEM Requires Little to No Training Rescue device in carrying case Twist to remove case (reconstituted glucagon ready for injection) Needle shield removed, dose injected 1 2 3 After dose delivery, the needle is automatically retracted

Corporate Presentation September 2013 11 Pharmacokinetic and Pharmacodynamic Profiles in Dogs of BIOD - 961* Vs. Lilly and Novo Glucagon Rescue Products 50 70 90 110 130 150 170 190 210 -50 0 50 100 150 Glucose mg/dL Time (min) Pharmacodynamics: Mean Glucose ( n=8) BIOD-961 Lilly Novo 0 5000 10000 15000 20000 25000 0 50 100 150 Glucagon (pg/ml) Time (min) Pharmacokinetics: Mean Glucagon (n=8) BIOD-961 Lilly Novo *lyophilized formulation used in the GEM

Corporate Presentation September 2013 12 Protective Case With Clip (size of business card) Interviewed CDEs and patients prefer the UniJect TM over a standard auto - injector Ultra Portable UniJect TM Concept

Corporate Presentation September 2013 13 0 50 100 150 200 250 300 350 Current Long Trem Care Emergency Responder Type 2 Type 1 Pricing Premium New Market $MM Glucagon Market – Sources of Potential Growth Pricing Premium Type 1 Type 2 Emergency Responder Long Term Care Type 1 Type 2 Emergency Responder Long Term Care Long Term Care

Corporate Presentation September 2013 14 GEM for Severe Hypoglycemia ■ Room temperature presentation ■ Small, portable user - friendly device ■ Requires little to no training Biodel Solution Calendar Q 1H13 2H13 1Q14 2Q14 3Q14 4Q14 2015 Milestones Engage Fill/Finish Manufacturer Acquire Proprietary Devices Submit IND Submit NDA 4Q15/ 1H16* Initiate Clinical Trial * Precise timeline dependent on delivery of three registration l ots by Unilife Devices

Corporate Presentation September 2013 15 Portfolio Strategy To Maximize Shareholder Value $$$ Develop to Proof of Concept to Maximize Partnering Value Likely Greater ROI if Biodel Commercializes in Defined Markets $ $$$ Commercialization Investment Glucagon UniJect TM Prandial URAI (BIOD - 123, analogs) BIOD - 531 (Mix Segment) Development Investment to NDA Glucagon Auto - Reconstitution BIOD - 531 (Insulin Resistant Segment)

Corporate Presentation September 2013 16 Marketed Prandial and Prandial/Basal Insulin Combo Products * Preparations of human insulin or rapid – acting analog prandial insulins such as Humalog  and NovoLog  premixed with intermediate - acting neutral protamine insulins in a variety of ratios such as 70/30, 75/25 and 50/50 Prandial (Meal Time) Insulin Prandial /Basal Insulin Combo Company Absorption and Onset of Action Profile Rapid (Analog - Based) Slower (RHI - Based) Moderate (Analog - Based) Slower (RHI - Based) Eli Lilly Humalog  Humulin  R U - 100 Humalog  Mix* Humulin  R U - 500 Novo Nordisk NovoLog  Novolin  NovoLog  Mix* Ryzodec  (Ph3 USA - Marketed EU/Japan) Sanofi Apidra  Insuman 

Corporate Presentation September 2013 17 Ultra - Rapid - Acting Insulins Which Replicate “Normal” Insulin Response May Represent a Step Change in Insulin Therapy Ultra - Rapid - Acting Insulins May Address the Market’s Unmet Need 2014 ■ Novo Nordisk: “NN1218” Phase 3 initiated in late 2013 ■ Halozyme ■ Adocia ■ Increasing calls for faster insulins with the advancement of CGM usage and Artificial Pancreas advancement 2005 ■ Biodel initiated first - in - man studies ■ Introduced the term “ultra - rapid - acting insulin” Market Value Mimics Normal Pancreatic Response to Meal Regular Human Insulin Rapid - Acting Insulin Analogs Ultra - Rapid - Acting Insulin Faster Onset Faster Onset Less Glycemic Variability Less Weight Gain

Corporate Presentation September 2013 18 Patented Unique Mechanism Results in More Rapid Absorption Relative to Marketed Prandial Insulins Destabilize Hexamer (EDTA/Citrate) Increase Monomers/ Dimers More Rapid Absorption United States ■ Patent: US7279457 ■ Expiration: 2026 European Union ■ Patent: EP 1740154 ■ Expiration: 2025 ■ Broad composition of matter patents ■ No external royalties ■ Protects various insulin formulations: □ RHI and analog based formulations □ Non - hexameric insulin □ Multiple combinations of excipients Biodel ProprietaryTechnology Patent Protection

Corporate Presentation September 2013 19 Biodel Pipeline of Ultra - Rapid - Acting Prandial and Prandial/Basal Combo Insulin Products: Comparison to Major Insulin Players * Preparations of human insulin or rapid – acting analog prandial insulins such as Humalog  and NovoLog  premixed with intermediate - acting neutral protamine insulins in a variety of ratios such as 70/30, 75/25 and 50/50 ** Degludec and aspart combination Prandial (Meal Time) Insulin Prandial /Basal Insulin Combo Company Absorption and Onset of Action Profile Ultra - Rapid Rapid Slower Ultra - Rapid Moderate Slower Biodel BIOD - 123 (Phase 3 ready) BIOD - 250 (Ph1 complete) BIOD - 531 (One Phase 2 Study Complete; 2 nd Ongoing) Eli Lilly Humalog  Humulin  R U - 100 Humalog  Mix* Humulin  R U - 500 Novo Nordisk FIAsp (Phase3) NovoLog  Novolin  NovoLog  Mix* Ryzodec  (Ph3 US - Approved EU/Japan)** Sanofi Apidra  Insuman 

Corporate Presentation September 2013 20 Biodel’s Ultra - Rapid - Acting Insulin Portfolio BIOD - 531 (U400 RHI based with MgSO 4 ) ▪ Phase 1: Superior PK/PD compared to both Humulin ® R U - 500 Humalog ® 75/25 mix ▪ Excellent injection site tolerability BIOD - 123 (RHI based with MgSO 4 ) ▪ Phase 1: Superior PK vs. Humalog ® with injection site excellent tolerability ▪ Phase 2: Met primary endpoint and observed superior trends in glycemic excursions BIOD - 250 ( Lispro - Humalog ® based with MgSO 4 ) ▪ Phase 1: Superior PK vs. Humalog ® ▪ Excellent injection site tolerability Destabilize Hexamer (EDTA/Citrate) Increase Monomers/ Dimers More Rapid Absorption

Corporate Presentation September 2013 21 Biodel’s Ultra - Rapid - Acting Insulin Portfolio BIOD - 531 (U400 RHI based with MgSO 4 ) ▪ Phase 1: Superior PK/PD compared to both Humulin ® R U - 500 Humalog ® 75/25 mix ▪ Excellent injection site tolerability BIOD - 123 (RHI based with MgSO 4 ) ▪ Phase 1: Superior PK vs. Humalog ® with injection site excellent tolerability ▪ Phase 2: Met primary endpoint and observed superior trends in glycemic excursions BIOD - 250 ( Lispro - Humalog ® based with MgSO 4 ) ▪ Phase 1: Superior PK vs. Humalog ® ▪ Excellent injection site tolerability Destabilize Hexamer (EDTA/Citrate) Increase Monomers/ Dimers More Rapid Absorption

Corporate Presentation September 2013 22 BIOD - 531, Concentrated Ultra - Rapid - Acting Prandial/Basal Insulin, Targets Two Segments of the Type 2 Diabetes Market Humulin  R U - 500 (Concentrated RHI - based Insulin) ▪ For severely insulin resistant type 2 patients requiring >200 IU daily ▪ Reduced injection volume ▪ Only concentrated insulin on US market ▪ Annual U.S. sales of ~$200 - 300MM ▪ Delayed onset of action ▪ Adequate basal profile ▪ Injected twice or three times daily Premixed Insulins (RHI, Humalog  & NovoLog  - Based) ▪ Basal and bolus therapy with fewer injections per day for type 2 patients ▪ Annual U.S. sales of ~$1.5 - 2 billion ▪ Delayed onset of action ▪ Adequate basal profile ▪ Injected twice daily

Corporate Presentation September 2013 23 -20 10 40 70 100 130 160 0 250 500 750 1000 1250 Insulin Concentration (Change from Baseline) ( μ U/ mL ) Time (min) BIOD - 531 U - 500 R Pharmacokinetic Profile Ultra - Rapid - Acting Absorption Profile of BIOD - 531 Vs. Humulin ® R U - 500 (1.0 U/kg): Pharmacokinetic & Pharmacodynamic Data 0 1 2 3 4 5 6 7 0 250 500 750 1000 1250 Glucose Infusion Rate (mg/kg/min) Time (min) Pharmacodynamic Profile

Corporate Presentation September 2013 24 -20 10 40 70 0 250 500 750 1000 1250 Insulin/ Lispro Concentration (Change from Baseline) ( μ U/ mL ) Time (min) Pharmacokinetic Profile BIOD - 531 Humalog ® Mix 75/25 Ultra - Rapid - Acting Absorption Profile of BIOD - 531 Vs. Humalog ® Mix 75/25 (0.5 U/kg): Pharmacokinetic & Pharmacodynamic Data 0 1 2 3 4 5 0 250 500 750 1000 1250 Glucose Infusion Rate (mg/kg/min) Time (min) Pharmacodynamic Profile

Corporate Presentation September 2013 25 Completed Phase 2 Meal Study 3 - 152 Trial Design BIOD - 531 (Pre - M) 75/25 (Pre - M) BIOD - 531 (Post - M) U - 500 (Pre - M) 75/25 (Pre - M) BIOD - 531 (Post - M) 75/25 (Pre - M) BIOD - 531 (Post - M) 75/25 (Pre - M) BIOD - 531 (Post - M) Visit 1 - 2 ( screening ) 2 - 21 days 7 - 21 days wash - out period 7 - 21 days wash - out period 7 - 21 days wash - out period Visit 3 (1st dosing visit) Visit 4 (2nd dosing visit) Visit 5 (3rd dosing visit) Visit 6 (4th dosing visit) Visit 7 (final visit) 2 - 14 days U - 500 (Pre - M) U - 500 (Pre - M) U - 500 (Pre - M) BIOD - 531 (Pre - M) BIOD - 531 (Pre - M) BIOD - 531 (Pre - M) ▪ 12 Type 2 diabetes patients requiring 50 - 200 units of insulin daily ▪ Single center, single blind, randomized four period crossover ▪ BIOD - 531 before meal (Pre - M) ▪ BIOD - 531 20 minutes after beginning of meal (Post - M) ▪ Humalog ® Mix 75/25 (75/25) Pre - M (Primary comparator for this study population) ▪ Humulin ® R U - 500 (U - 500) Pre - M (Secondary comparator) ▪ Test insulin (0.6 U/kg) injected subcutaneously in conjunction with standardized breakfast ▪ Glucose measured every 5 minutes throughout the day; insulin measured periodically ▪ Subjects receive standardized lunch without insulin to test duration of glucose control ▪ Injection site toleration assessed using 100 mm Visual Analog Scales and severity scores

Corporate Presentation September 2013 26 75 100 125 150 175 200 225 250 275 300 -60 0 60 120 180 240 300 360 420 480 540 600 660 720 Blood Glucose (mg/dl) Minutes Study 3 - 152: Mean Glucose Responses to BIOD - 531 Vs. Humalog  Mix 75/25 and Humulin  R U - 500 Test insulin (Before or After Standard Breakfast) Standard Lunch (No insulin) ® ®

Corporate Presentation September 2013 27 150 175 200 225 250 275 After Breakfast After Lunch Overall Test Period Average Glucose Concentration (mg/dl) BIOD-531Pre-Meal Humalog® Mix 75/25 Pre-Meal Humulin® R U-500 Pre-Meal BIOD-531 Post-Meal * # * # * * # * # Average Glucose Concentrations: BIOD - 531 vs. Humalog ® Mix 75/25 Vs. Humulin ® R U - 500 * p<0.05 Vs. pre - meal BIOD - 531 comparison # p<0.05 Vs. post - meal BIOD - 531 comparison 1 American Diabetes Association DiabetesPro sm program was used to convert Mean Glucose 0 - 720min to HbA1c; Actual HbA1c at baseline for all subjects averaged 9.0 “ 0.2 6 6.5 7 7.5 8 8.5 9 9.5 10 Estimated HbA1c (%) 1 * # * #

Corporate Presentation September 2013 28 Percentage of Glucose Values Between 70 - 180 mg/dl Target Range: BIOD - 531 Vs. Humalog ® Mix 75/25 Vs. Humulin ® R U - 500 * # * # * # * #

Corporate Presentation September 2013 29 Ongoing Phase 2 Meal Study 3 - 151 Trial Design BIOD - 531 (Pre - M) 75/25 (Pre - M) BIOD - 531 (Post - M) U - 500 (Pre - M) 75/25 (Pre - M) BIOD - 531 (Post - M) 75/25 (Pre - M) BIOD - 531 (Post - M) 75/25 (Pre - M) BIOD - 531 (Post - M) Visit 1 - 2 ( screening ) 2 - 21 days 7 - 21 days wash - out period 7 - 21 days wash - out period 7 - 21 days wash - out period Visit 3 (1st dosing visit) Visit 4 (2nd dosing visit) Visit 5 (3rd dosing visit) Visit 6 (4th dosing visit) Visit 7 (final visit) 2 - 14 days U - 500 (Pre - M) U - 500 (Pre - M) U - 500 (Pre - M) BIOD - 531 (Pre - M) BIOD - 531 (Pre - M) BIOD - 531 (Pre - M) ▪ 12 Type 2 diabetes patients requiring >200 units of insulin daily or >100 units of insulin per dose ▪ Single center, single blind, randomized four period crossover ▪ BIOD - 531 before meal (Pre - M) ▪ BIOD - 531 20 minutes after beginning of meal (Post - M) ▪ Pre - M Humulin ® R U - 500 (U - 500) (Primary comparator for this study population) ▪ Humalog ® Mix 75/25 (75/25) Pre - M (Secondary comparator) ▪ Test insulin injected sc in conjunction with standardized breakfast (1.2 U/kg) or dinner (0.8 U/kg) ▪ Glucose measured every 5 minutes throughout the day; insulin measured periodically ▪ Subjects receive standardized lunch without insulin to test duration of glucose control ▪ Injection site toleration assessed using 100 mm Visual Analog Scales and severity scores

Corporate Presentation September 2013 30 BIOD - 531: Ultra - Rapid - Acting Prandial with Suitable Duration of Action/Basal Profile and Reduced Volume of Injection Insulin Product Desired Attribute for Treatment of Type 2 Diabetes Patients Prandial Coverage Basal Coverage Reduced Volume of Injection BIOD - 531 (U - 400) x x x Humulin  R U - 500 X x x Pre - mixed Insulins * X x X * Preparations of human insulin or rapid – acting analog prandial insulins such as Humalog  and NovoLog  premixed with intermediate - acting neutral protamine insulins in a variety of ratios such as 70/30, 75/25 and 50/50

Corporate Presentation September 2013 31 BIOD - 531 Late Stage Clinical Development Plans: Phase 3 Designed With Recent Written FDA Feedback ■ Phase 2b: □ Study 3 - 250 : Randomized, parallel group study in patients with Type 2 DM, BIOD - 531 vs. Humalog ® Mix 75/25, 6 month (3 - months titration, 3 - months stable dosing) treatment period, n = 130. Primary endpoint = HbA1c. Secondary endpoints include postprandial glycemia , hypoglycemia, weight. ■ Phase 3 □ Study 3 - 350: Patients with Type 1 DM, BIOD - 531 vs. basal - bolus, split - mixed regimen, or Humulin ® R U - 500, n=500 □ Study 3 - 351: Patients with Type 2 DM, BIOD - 531 vs. Humalog ® Mix 75/25, n=500 • Treatment Duration = 24 weeks (3 month titration followed by 3 months stable dosing). Primary objective: HbA1c non - inferiority □ Study 3 - 350 and Study 3 - 351 to be extended for additional 6 months of dosing □ Pivotal CSII Study TBD □ Final pivotal trial designs to be confirmed with FDA prior to initiation

Corporate Presentation September 2013 32 BIOD - 531Concentrated Ultra - Rapid - Acting Prandial /Basal Insulin Development Plans Calendar Q 4Q13 1Q14 2Q14 3Q14 4Q14 1H15 2H15 2016 Milestones Initiated Phase 1 Top Line Phase 1 Data Initiated two Phase 2a Meal Studies 3 - 151 & 3 - 152 FDA Feedback & Plan for Later Stage Trials as Necessary Top Line Data Study 3 - 151 ■ Advanced into two Phase 2 studies in type 2 diabetes patients to evaluate the benefits of its ultra - rapid - acting profile on post prandial glucose control □ Study 3 - 152 (in patients with moderate insulin resistance) demonstrated superiority over marketed insulin comparators □ Study 3 - 151 (in patients with severe insulin resistance) is ongoing ■ FDA feedback received to define the clinical development program to advance into late stages of development ■ Evaluation of utility of BIOD - 531 for use in insulin pumps ( SBIR Grant) under consideration Positive Data Study 3 - 152 Initiate Phase 2b Multi - Dose Study 3 - 250 Top Line Data Phase 2b Multi - Dose Study 3 - 250

Corporate Presentation September 2013 33 Biodel’s Ultra - Rapid - Acting Insulin Portfolio BIOD - 531 (U400 RHI based with MgSO 4 ) ▪ Phase 1: Superior PK/PD compared to both Humulin ® R U - 500 Humalog ® 75/25 mix ▪ Excellent injection site tolerability BIOD - 123 (RHI based with MgSO 4 ) ▪ Phase 1: Superior PK vs. Humalog ® with injection site excellent tolerability ▪ Phase 2: Met primary endpoint and observed superior trends in glycemic excursions BIOD - 250 ( Lispro - Humalog ® based with MgSO 4 ) ▪ Phase 1: Superior PK vs. Humalog ® ▪ Excellent injection site tolerability Destabilize Hexamer (EDTA/Citrate) Increase Monomers/ Dimers More Rapid Absorption

Corporate Presentation September 2013 34 BIOD - 123 Phase 2: Achieved Primary Endpoint and Showed Statistically Significant Lower Glucose Excursions -0.4 -0.3 -0.2 -0.1 0 0.1 0 6 12 18 HbA1c (%) Change from Baseline Week BIOD-123 (n=65) Lispro (n=66) Mean “ SE HbA1c: Primary Non - inferiority Analysis Difference in HbA1c Change from Baseline to Final LS Mean difference: 0.17 95% CI: - 0.01 to 0.35 -0.1 0 0.1 0.2 0.3 0.4 0.5 0 20 40 60 80 0 30 min 60 min 90 min 120 min Change from Baseline Glucose (mg/dL) BIOD-123 Liquid Meal Challenge Blood Glucose Excursions LS Mean difference 20.8 p = 0.034 0 20 40 60 80 100 Maximal Glucose Excursion (mg/dL)

Corporate Presentation September 2013 35 BIOD - 123 Data is Comparable to Novo Nordisk’s FIAsp (faster - acting insulin aspart) in Meal Study

Corporate Presentation September 2013 36 Biodel’s Ultra - Rapid - Acting Insulin Portfolio BIOD - 531 (U400 RHI based with MgSO 4 ) ▪ Phase 1: Superior PK/PD compared to both Humulin ® R U - 500 Humalog ® 75/25 mix ▪ Excellent injection site tolerability BIOD - 123 (RHI based with MgSO 4 ) ▪ Phase 1: Superior PK vs. Humalog ® with injection site excellent tolerability ▪ Phase 2: Met primary endpoint and observed superior trends in glycemic excursions BIOD - 250 ( Lispro - Humalog ® based with MgSO 4 ) ▪ Phase 1: Superior PK vs. Humalog ® ▪ Excellent injection site tolerability Destabilize Hexamer (EDTA/Citrate) Increase Monomers/ Dimers More Rapid Absorption

Corporate Presentation September 2013 37 0 20 40 60 80 0 60 120 180 240 300 360 420 480 Insulin Concentration ( μ U/mL) Time (min) BIOD-250 Humalog® Pharmacokinetic Profile 0 20 40 60 80 0 10 20 30 40 50 60 Insulin Concentration ( μ U/ mL ) Time (min) Early Absorption Pharmacokinetic Profile In Man, Lispro - Based BIOD - 250 Demonstrated a More “Rapid In” and “Rapid Out” vs. Humalog 

Corporate Presentation September 2013 38 Next Steps for BIOD - 123 & Analog - Based Ultra - Rapid - Acting Prandial Insulin Program Calendar Q 1H13 2H13 1Q14 2Q14 3Q14 4Q14 2015 RHI Ultra - Rapid - Acting Insulin Positive Top Line Data Phase 2 Received FDA Feedback on Pivotal Trial, Tox, CV Requirements etc. Analog Ultra - Rapid - Acting Insulin Top Line Data Phase 1 Possibly Initiate Phase 3 (w/ Partner) RHI - Based Ultra - Rapid - Acting Insulin Program (BIOD - 123) ■ Consolidate feedback from FDA, KOLs and potential partners to plan for next steps ■ Seek partnership to fund continued development Analog - Based Ultra - Rapid - Acting Insulin Program ( Lispro and Aspart based) ■ Focus on optimizing stability to allow for commercially viable shelf life & maintain ultra - rapid absorption profile ■ Continue discussions with GMP API manufacturers of both lispro and aspart to support development ■ Seek partnership to fund continued development Selected Candidate Formulations

Corporate Presentation September 2013 39 News Flow & Projections Calendar Q 1Q14 2Q14 3Q14 4Q14 2015 RHI Ultra - Rapid - Acting Insulin End of Phase 2 FDA Feedback Analog Ultra - Rapid - Acting Insulin Glucagon Submit IND Submit NDA Initiate Clinical Trial Concentrated Ultra - Rapid - Acting Insulin Top Line Data Phase 1 Possibly Initiate Phase 3 (w/ Partner) Initiated Two Phase 2 Meal Studies Selected Candidate Formulations for Development Initiate Phase 2b Multi - Dose Study 3 - 250 Top Line Data Phase 2 Study 3 - 151 Positive Data Phase 2 Study 3 - 152

Corporate Presentation September 2013 40 The Opportunity: Multiple Programs with Near Term Upside ■ Focused on large and growing diabetes market ■ Diversified and derisked portfolio ■ Proprietary formulation and device technologies ■ Modest investment to 2015 NDA utilizing rapid 505(b)(2) regulatory strategy ■ Premium priced product opportunities with long patent life

Biodel Corporate Presentation October 2014